                        SUPPLEMENT DATED JANUARY 9, 2006
                                       TO
   PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED APRIL 29, 2005

                                       ***

      VEL ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                                 VEL II ACCOUNT
                               INHEIRITAGE ACCOUNT
                                GROUP VEL ACCOUNT
                              SEPARATE ACCOUNT IMO
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                      * * *

On December 30, 2005, The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation) completed the closing of the sale of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC") to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004. Goldman Sachs also purchased Allmerica Financial Investment Management Services, Inc. ("AFIMS"), which served as the investment manager of the nine investment funds of Allmerica Investment Trust ("AIT").

On July 11, 2005, the Board of Trustees of AIT approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") on behalf of each investment fund of AIT (each an "AIT Fund"). The Reorganization Agreement is among AIT, on behalf of each AIT Fund, Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"), on behalf of each investment fund of Goldman Sachs VIT (each, a "Goldman Sachs VIT Fund"), THG, AFIMS, Goldman Sachs Asset Management L.P. ("GSAM"), and Goldman Sachs Asset Management International ("GSAMI"). GSAM and GSAMI are the investment managers of the Goldman Sachs VIT funds.

The Reorganization Agreement provided that, if approved by its shareholders, each AIT Fund would reorganize into a corresponding Goldman Sachs VIT Fund. At the Special Meeting of Shareholders of AIT that was held on December 9, 2005, the shareholders of each AIT Fund approved the Fund Reorganization relating to such AIT Fund. The Reorganizations were completed on January 9, 2006 ("Reorganization Date").

Throughout the prospectuses, any references to AFIMS and the AIT funds are deleted, and are replaced by inserting references to GSAM and the appropriate Goldman Sachs VIT fund, respectively, as follows:

FUNDS OF ALLMERICA INVESTMENT TRUST          FUNDS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------------------
AIT Core Equity Fund                         Goldman Sachs CORE(SM) U.S. Equity Fund
AIT Equity Index Fund                        Goldman Sachs Equity Index Fund
AIT Government Bond Fund                     Goldman Sachs Government Income Fund
AIT Money Market Fund                        Goldman Sachs Money Market Fund
AIT Select Capital Appreciation Fund         Goldman Sachs Growth Opportunities Fund
AIT Select Growth Fund                       Goldman Sachs Capital Growth Fund
AIT Select International Equity Fund         Goldman Sachs International Equity Fund
AIT Select Investment Grade Income Fund      Goldman Sachs Core Fixed Income Fund

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
AIT Select Value Opportunity Fund            Goldman Sachs Mid Cap Value Fund

As a result of the Reorganizations, Owners may have the right to a free transfer among the underlying funds available under their variable annuity contracts. If an Owner had values allocated to one or more Sub-Accounts investing in the AIT funds on the Reorganization Date, upon written request the Company will allow the Owner to transfer such allocations without charge to other Sub-Account(s) or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) Reorganization Date or (2) the receipt of this notice of the Owner's right to transfer. If you should have any questions, please call 1-800-533-7881 for assistance.

                                      * * *

Under "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectus, the section entitled ALLMERICA INVESTMENT TRUST (SERVICE SHARES) is amended to read in its entirety as follows:

GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)

ADVISER:  GOLDMAN SACHS ASSET MANAGEMENT, L.P.

GOLDMAN SACHS CAPITAL GROWTH FUND - seeks long-term growth of capital.

GOLDMAN SACHS CORE FIXED INCOME FUND - seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS CORE(SM) U.S. EQUITY FUND - seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

GOLDMAN SACHS EQUITY INDEX FUND - seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

GOLDMAN SACHS GOVERNMENT INCOME FUND - seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND - seeks long-term growth of capital.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND - seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

GOLDMAN SACHS MID CAP VALUE FUND - seeks long-term capital appreciation.

GOLDMAN SACHS MONEY MARKET FUND - seeks to maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

For more information concerning the Goldman Sachs VIT funds, see the Prospectus for The Goldman Sachs Variable Trust dated October 28, 2005.

                                      * * *

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SUPPLEMENT DATED JANUARY 9, 2006

AFLIAC VARI-EXCEPTIONAL LIFE (VEL '87/'91)
AFLIAC VARI-EXCEPTIONAL LIFE PLUS (VEL PLUS)
AFLIAC/FAFLIC VARI-EXCEPTIONAL LIFE (VEL 93)
AFLIAC/FAFLIC VARIABLE INHEIRITAGE
AFLIAC/FAFLIC GROUP VEL PLUS (GROUP VEL STANDARD)
AFLIAC ALLMERICA VUL 2001 (AGENCY IMO)

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